UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 16, 2017

Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34115	04-3387074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 16, 2017, Sonus Networks, Inc. (the “Company”) and Michelson Farm-Westford Technology Park IV Limited Partnership (the “Landlord”) entered into a Second Amendment to Lease (the “Second Amendment”), which amends that certain lease, dated August 11, 2010 (the “Original Lease”), by and between the Company and the Landlord, as amended by that certain First Amendment to Lease, dated October 27, 2010 (the “First Amendment” and collectively with the Original Lease and the Second Amendment, the “Lease”), regarding its headquarters at 4 Technology Park Drive in Westford, Massachusetts (“Headquarters”).

The Company will continue to lease approximately 97,500 square feet of general office and laboratory space at the Headquarters for an additional ten years, commencing on September 1, 2018 until August 31, 2028.  The average annual base rent for the initial term of the Second Amendment is approximately $1,190,000, or $99,000 per month.  In addition to base rent, the Company is obligated to pay monthly its proportionate share of estimated real estate taxes, operating costs, insurance and utilities.  The Company will also be entitled to an improvement allowance of $1,462,500, that can be applied toward specified improvements to the Headquarters.

The Company will have two options to extend the term of the Lease for consecutive five-year periods each following the last day of the term of the Lease.

The foregoing description of the material terms of the Second Amendment is qualified by its entirety by reference to the full terms of the Second Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

10.1                        Second Amendment to Lease, dated June 16, 2017, by and between Sonus Networks, Inc. and Michelson Farm-Westford Technology Park IV Limited Partnership.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2017	SONUS NETWORKS, INC.

	By:	/s/ Jeffrey M. Snider
Jeffrey M. Snider Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

Exhibit Index

10.1                        Second Amendment to Lease, dated June 16, 2017, by and between Sonus Networks, Inc. and Michelson Farm-Westford Technology Park IV Limited Partnership.